Exhibit 99.1

NEXMETALS ANNOUNCES BOARD OF DIRECTORS’ NOMINEES for its upcoming annual General Meeting of shareholders

Vancouver, British Columbia, April 9, 2026 – NexMetals Mining Corp. (TSXV: NEXM) (NASDAQ: NEXM ) (the “Company” or “NEXM”) is pleased to announce that Mr. Keith Marshall has agreed to stand for election to the Company’s Board of Directors (the “Board”) at the annual general meeting of shareholders to be held on May 27, 2026 (the “AGM”).

Mr. Marshall is a mining engineer with over 45 years in the sector, the last 25 years of which were in senior leadership roles. Keith has developed a wealth of managerial and technical experience in all aspects of underground mining and operations. Mr. Marshall’s last two operational roles were both with Rio Tinto, with whom he worked for 22 years, as Managing Director of the Palabora Mining Company in South Africa and as President of the Oyu Tolgoi Project in Mongolia. Mr. Marshall holds a mining engineering degree from the Royal School of Mines at Imperial College London.

Following the AGM, the Board intends to appoint Mr. Marshall to the Board’s Safety, Sustainability and Technical Committee (“SSTC”) which will be comprised of Co-Chairs Mr. Warwick Morley-Jepson and Ms. Philipa Varris, along with Mr. Marshall.

The Company also announces that Mr. Chris Leavy and Mr. James Gowans have advised the Board that they will not be standing for re-election at the AGM.

“We are pleased that Keith has agreed to stand for election to the Board,” said Paul Martin, Chairman of the Board. “Keith will bring significant operational and technical experience to the Company at a time when the Selebi and Selkirk projects are advancing from primarily an exploration focus to the pre-development studies stage. His mining background and experience will be extremely beneficial to the Company. I would also like to thank Jim and Chris for their counsel and guidance during their respective periods on the Board.”

The remaining seven nominees are currently members of the Board, being Paul Martin, Mark Christensen, Jason LeBlanc, Warwick Morley-Jepson, André van Niekerk, Philipa Varris and Sean Whiteford.

Additional details regarding the nominees will be set out in the Company’s Management Information Circular to be mailed to shareholders in connection with the AGM in the coming weeks. A copy of the management information circular will be available under the Company’s SEDAR+ profile at www.sedarplus.ca.

Equity Incentive Grants

In connection with the engagement of NH IR Advisory Corp. (“NH IR”) to provide investor relations and strategic advisory services (see news release dated March 19, 2026), the Company has granted Nisha Hasan, NH IR’s Principal, 44,800 incentive stock options to purchase common shares of the Company (the “Options”). The Options are exercisable for a period of five years at an exercise price of $3.30, representing the closing price of the common shares on the TSX Venture Exchange (“TSXV”) on the date prior to the date of grant (April 8, 2026). The Options will vest over a twelve-month period, with one-quarter vesting every three months from the date of grant.

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About NexMetals Mining Corp.

NexMetals Mining Corp. is a TSX.V and NASDAQ listed mineral exploration and development company focused on redeveloping the past-producing Selebi and Selkirk copper-nickel-cobalt-platinum group element mines in Botswana. NexMetals has confirmed the scale of mineralization is larger than historical estimates, supported by NI 43-101- and Regulation S-K 1300-compliant resource estimates, with ongoing down-hole geophysics, drilling, and metallurgical programs aimed at expanding resources and supporting future economic studies. The Company is led by an experienced management and technical team with a proven track record in global mineral projects, emphasizing disciplined execution, transparent governance, and long-term stakeholder value creation.

For further information about NexMetals Mining Corp., please contact:

Sean Whiteford, CEO, or

Nisha Hasan, Investor Relations

info@nexmetalsmining.com

1-866-794-NEXM (6396)

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Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to, the nominees to stand for election as directors of the Board at the Company’s annual general meeting of shareholders to be held on May 27, 2026; the Board’s intention to appoint Mr. Marshall to the SSTC; Mr. Marshall bringing significant operational and technical experience to the Company; and the Selebi and Selkirk projects advancing from primarily an exploration focus to the pre-development studies stage. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, the possibility that one or more of the nominees may not be elected by shareholders at the AGM; the possibility that the Board may not appoint Mr. Marshall to the SSTC following the AGM or at all; the risk that new board members may not provide the anticipated operational or technical expertise or value to the Company; changes in the composition, skills or effectiveness of the Board and its committees; the ability of the Company to advance the Selebi and Selkirk projects from exploration to pre-development studies as anticipated; capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.ca), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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